Exhibit 99.2
NABORS INDUSTRIES LTD. July 24, 2024 2Q 2024 Earnings Presentation

N A B O R S . C O M We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements. Such statements, including statements in this document that relate to matters that are not historical facts, are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations. Factors to consider when evaluating these forward-looking statements include, but are not limited to: • geopolitical events, pandemics (including COVID-19) and other macro-events and their respective and collective impact on our operations as well as oil and gas markets and prices; • fluctuations and volatility in worldwide prices of and demand for oil and natural gas; • fluctuations in levels of oil and natural gas exploration and development activities; • fluctuations in the demand for our services; • competitive and technological changes and other developments in the oil and gas and oilfield services industries; • our ability to renew customer contracts in order to maintain competitiveness; • the existence of operating risks inherent in the oil and gas and oilfield services industries; • the possibility of the loss of one or a number of our large customers; • the amount and nature of our future capital expenditures and how we expect to fund our capital expenditures; • The occurrence of cybersecurity incidents, attacks and other breaches to our information technology systems; • the impact of long-term indebtedness and other financial commitments on our financial and operating flexibility; • our access to and the cost of capital, including the impact of a further downgrade in our credit rating, covenant restrictions, availability under our revolving credit facility, and future issuances of debt or equity securities and the global interest rate environment; • our dependence on our operating subsidiaries and investments to meet our financial obligations; Forward Looking Statements NABORS INDUSTRIES 2 • our ability to retain skilled employees; • our ability to complete, and realize the expected benefits of, strategic transactions; • changes in tax laws and the possibility of changes in other laws and regulation; • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes or sanctions; and • global views on and the regulatory environment related to energy transition and our ability to implement our energy transition initiatives; • potential long-lived asset impairments • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes, sanctions or tariffs; and • general economic conditions, including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all-inclusive but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Non-GAAP Financial Measures This presentation refers to certain “non-GAAP” financial measures, such as adjusted EBITDA, net debt, adjusted gross margin and adjusted free cash flow. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Reconciliations of non-GAAP measures to the most comparable GAAP measures are provided in the Appendix at the end of this presentation.

NABORS INDUSTRIES

The Industry's Most Innovative Technology

Working in tandem to generate superior drilling performance


Drilling Operations
+
Drilling Solutions
+
Rig Technologies
Integrated Drilling and Technology Solutions
Energy Transition

1H 2024 Revenue by Segment


7%
11%
36%
47%
U.S. Drilling
International Drilling
Drilling Solutions
Rig Technologies

NABORS
NABORS.COM 3

N A B O R S . C O M 4 Drivers of Growth Capitalizing on global expansion Leveraging our broad international footprint Expanding our customer base Growing NDS revenue on Nabors U.S., third party, and international rigs Driving healthy margins in Lower 48 Drilling Demonstrating the value of our best-in-class high-spec fleet Reducing carbon intensity Energy transition and sustainability expansion Innovating advances in drilling Setting the industry standard in automation and robotics Focused on Advanced Technology to Drive Solutions

NABORS INDUSTRIES

Recent Highlights

- Deployed 3 rigs in Algeria and 2 rigs in Saudi Arabia YTD Additional deployments planned in Algeria, Saudi Arabia and Argentina later this year
- Lower 48 rig market generating 2Q daily margins of ~$15,600, holding above prior market cycle highs
- Expanding Drilling Solutions and Rig Technologies content on third party rigs
- First international deployment of PowerTAP™ in Argentina, incorporates frequency converter for international market

Note: For the reconciliations of adjusted EBITDA, adjusted gross margin, net debt and adjusted free cash flow to the most comparable non-GAAP measures see non-GAAP reconciliations in Appendix

NABORS
NABORS.COM 5

N A B O R S . C O M Performance excellence in the Lower 48 6 Expanding & enhancing our International business Five Key Value Drivers 1 Advancing technology & innovation with demonstrated results Progress on our commitment to de-lever 2 3 Leading in Sustainability and the Energy Transition 4 5

N A B O R S . C O M $- $4,000 $8,000 $12,000 $16,000 $20,000 Daily Gross Margin(1) $- $10,000 $20,000 $30,000 $40,000 $50,000 Daily Rig Revenue(1) 1 Growing International results as we expand our fleet Focus on Improving International Rig Economics Resilience Leading to Growth in Our International Segment 7 (1) Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M $0 $5,000 $10,000 $15,000 $20,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2022 2023 2024 Daily Gross Margin(1) $30,000 $40,000 $50,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2022 2023 2024 Daily Rig Revenue(1) 1 Working to enhance both the top and bottom line Focus on Improving International Rig Economics Resilience Leading to Growth in Our International Segment 8 (1) Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M 1 40 45 50 55 60 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1QA 2QA 3QF 4QF 1QF 2QF 3QF 4QF 2022A 2023A 2024 2025 SANAD Estimated Average Rig Count Potential* Significant Rig Growth Trajectory in Saudi Arabia Resilience Leading to Growth in Our International Segment 9 • Seven operating and two more scheduled in 2024 • To date 15 total rigs scheduled for deployment • Total of 50 rigs to be deployed over 10 years • Capital expense funded organically by SANAD • 6-year initial contracts, payout within 5 years, plus 4-year renewal at market rate Newbuild Program Generating Revenue • These estimates are based on current market conditions and expectations are based on information received from third parties, which are subject to change. The estimates do not represent guidance or projections.

N A B O R S . C O M 1 Significant Opportunity for Additional International Rigs by YE 2025 10 Actively pursuing multiple opportunities in addition to contracts in-hand * These estimates are based on current market conditions and expectations are based on information received from third parties, which are subject to change. The estimates do not represent guidance or projections. Resilience Leading to Growth in Our International Segment Contracted Potential awards, negotiations and tenders Awarded/Contracted International Drilling Opportunity Set Rig Count* Working

N A B O R S . C O M $- $5,000 $10,000 $15,000 $20,000 Daily Gross Margin(1) $- $10,000 $20,000 $30,000 $40,000 Daily Rig Revenue(1) 2 L48 Daily Revenue and Margin above All Prior Cycle Highs Performance Excellence In The Lower-48 11 Powerful daily revenue and margins leading to free cash flow (1) Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M $0 $5,000 $10,000 $15,000 $20,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2022 2023 2024 Daily Gross Margin(1) $0 $10,000 $20,000 $30,000 $40,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2022 2023 2024 Daily Rig Revenue(1) 2 Resilient Performance in Volatile Commodity Market Performance Excellence In The Lower-48 12 Driving greater value capture (1) Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M 0% 10% 20% 30% 40% 50% 60% 70% $- $50 $100 $150 $200 $250 $300 $350 NDS Revenue, Adjusted EBITDA & Adjusted Gross Margin % Revenue Adjusted EBITDA Adjusted GM % NDS Margin Gains Fueled by Increasing Penetration and Improving Service-line Mix Improving Outlook For Our Technology & Innovation 13 Adjusted gross margin of 50% in 1H 2024 3 • 1Q 2024 Annualized

N A B O R S . C O M U.S. - NBR Rigs 42% U.S. - Third Party Rigs 20% International 38% 1H 2024 Revenue Mix 0% 200% 400% 2016 2017 2018 2019 2020 2021 2022 2023 1H 2024 NDS - U.S. Third Party Revenue Growth 0% 400% 800% 1200% 2016 2017 2018 2019 2020 2021 2022 2023 1H 2024 NDS - International Revenue Growth NDS Targeting Third Party and International Markets Improving Outlook For Our Technology & Innovation 14 3 • 1H 2024 Annualized

3 Improving Outlook For Our Technology & Innovation

Third-Party Drilling Contractor Breaks Records Utilizing Nabors Automation

Results

Leveraging Nabors SmartROS® and SmartDRILL® application, the third-party drilling contactor successfully improved connection times while breaking both company and basin records.

- Drilled **4,200 feet** in 24 hours in the Mowry
- **34.2%** average connection time savings
- **82%** utilization average across all record lateral sections
- **Fastest** Niobrara well in Powder River Basin
- **3 Fastest** wells in Operator company history

SmartDRILL vs. Manual Connection Times


Connection Time (mins)
-29%
-38%
-32%
Well 1
Well 2
Well 3
SmartDRILL Off
SmartDRILL On

NABORS
NABORS.COM 15

N A B O R S . C O M $- $1.0 $2.0 $3.0 $4.0 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2018 2019 2020 2021 2022 2023 2024 Billions Net Debt Significant Headway Improving Leverage Progress on Our Commitment to De-lever 16 $1.8 billion Net Debt(1) reduction since 1Q 2018 $1.8 billion (1) Net Debt is a non-GAAP metric; see reconciliations in the Appendix 4

N A B O R S . C O M Our Energy Transition and Sustainability Strategy 17 Improve Nabors’ environmental footprint Collaborate with peers to reduce carbon output in our industry Partner in adjacent markets that leverage our talent and technologies Invest in companies developing green technologies

5 **Leading in Sustainability and the Energy Transition**

A Shared Path Forward


Energy Innovation vs. Energy Exclusion
Remove tradeoffs between energy sources
Capitalize on Strengths and Adjacencies
Add value to adjacent industries
Collaboration is Key to Success
Leverage collective strengths to accelerate progress

NABORS

NABORS.COM 18

N A B O R S . C O M Alternative Energy Emissions Monitoring Pursuing Multiple Decarbonization Pathways Green Fuels Energy Storage Leading in Sustainability and the Energy Transition Nabors Initiatives to Lower Emissions 19 Engine Optimization 5

N A B O R S . C O M Leading in Sustainability and the Energy Transition Emissions Monitoring Energy Storage Alternative Energy Our Venture Portfolio Future energy system needs clean, dispatchable and scalable energy solutions 20 5 Leading in Sustainability and the Energy Transition

N A B O R S . C O M 21 Ubiquitous Ability to create heat reservoirs by drilling into deep rock formations Innovative Drilling Technologies Reducing cost per energy-unit produced by using and combining new technologies Baseload Reliable and available 24/7 Renewable Subsurface heat replenished naturally Nabors and its predecessor entities have been continuously innovating in the energy sector for over 100 years Technological advancements are enabling wide-scale commercial geothermal development Leading in Sustainability and the Energy Transition Geothermal Market Technology Advancements 5

Appendix 22

N A B O R S . C O M Rig Utilization and Availability, June 30, 2024 23 Rig Fleet(1) 316 Rigs on Revenue(1) 161 Utilization(1) 51% Total U.S. Offshore 12 3 25% 15 4 27% Alaska International 129 85 66% 112 69 62% U.S. Lower-48 High Spec(2) (1) As of June 30, 2024 (2) Excludes non-high spec rigs in the Lower 48

N A B O R S . C O M June 30, March 31, June 30, 2023 2024 2024 Net income (loss) $16,231 ($9,002) ($13,029) Income tax expense (benefit) 26,448 16,044 15,554 Income (loss) from continuing operations before income taxes $42,679 $7,042 $2,525 Investment (income) loss (11,743) (10,201) (8,181) Interest Expense 46,164 50,379 51,493 Other, net (1,775) 16,108 12,079 Adjusted Operating Income (loss) 75,325 63,328 57,916 Depreciation and Amortization 159,698 157,685 160,141 Adjusted EBITDA $235,023 $221,013 $218,057 (In Thousands) Three Months Ended Reconciliation of Non-GAAP Financial Measures to Net Income (Loss) 24 Adjusted EBITDA represents net income (loss) before, income taxes, investment income (loss), interest expense, other, net and depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure and should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. In addition, adjusted EBITDA excludes certain cash expenses that the Company is obligated to make. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA and adjusted operating income (loss), because it believes that these financial measures accurately reflect the Company’s ongoing profitability and performance. Securities analysts and investors use this measure as one of the metrics on which they analyze the Company’s performance. Other companies in this industry may compute these measures differently. A reconciliation of this non-GAAP measure to net income (loss), which is the most closely comparable GAAP measure, is provided in the table below.

Reconciliation of U.S. Drilling Segment Adjusted Gross Margin to U.S. Drilling Segment Adjusted Operating Income

Adjusted gross margin by segment represents adjusted operating income (loss) plus general and administrative costs, research and engineering costs and depreciation and amortization.

(In Thousands)	Three Months Ended		
	June 30, 2023	March 31, 2024	June 30, 2024
Lower 48 - U.S. - Drilling			
Adjusted operating income	$ 60,496	$ 39,264	$ 32,841
Plus: General and administrative costs	5,209	4,823	4,390
Plus: Research and engineering	1,189	964	909
GAAP Gross Margin	66,894	45,051	38,140
Plus: Depreciation and amortization	58,533	59,733	59,332
Adjusted gross margin	**$ 125,427**	**$ 104,784**	**$ 97,472**
Other - U.S. - Drilling			
Adjusted operating income	$ 14,912	$ 11,265	$ 12,244
Plus: General and administrative costs	323	325	306
Plus: Research and engineering	132	47	45
GAAP Gross Margin	15,367	11,637	12,595
Plus: Depreciation and amortization	7,504	10,142	9,602
Adjusted gross margin	**$ 22,871**	**$ 21,779**	**$ 22,197**
U.S. - Drilling			
Adjusted operating income	$ 75,408	$ 50,529	$ 45,085
Plus: General and administrative costs	5,532	5,148	4,696
Plus: Research and engineering	1,321	1,011	954
GAAP Gross Margin	82,261	56,688	50,735
Plus: Depreciation and amortization	66,037	69,875	68,934
Adjusted gross margin	**$ 148,298**	**$ 126,563**	**$ 119,669**

NABORS

NABORS.COM 25

N A B O R S . C O M June 30, March 31, December 31, 2024 2024 2023 Current Debt - - $629,621 Long-Term Debt $2,514,169 $2,512,175 $2,511,519 Total Debt $2,514,169 $2,512,175 $3,141,140 Cash & Short-term Investments $473,608 $425,560 $1,070,178 Net Debt $2,040,561 $2,086,615 $2,070,962 (In Thousands) Reconciliation of Net Debt to Total Debt 26 Net debt is computed by subtracting the sum of cash, cash equivalents and short-term investments from total debt. This non-GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including net debt, because it believes that this financial measure accurately measures the Company’s liquidity. In addition, securities analysts and investors use this measure as one of the metrics on which they analyze the company’s performance. Other companies in this industry may compute this measure differently. A reconciliation of net debt to total debt, which is the nearest comparable GAAP financial measure, is provided in the table below.

N A B O R S . C O M (In Thousands) Three Months Ended June 30, 2024 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) 45,085 $ 23,672 $ 27,319 $ 4,860 $ (43,020) $ 57,916 $ Depreciation and amortization 68,935 82,699 5,149 2,470 888 160,141 Adjusted EBITDA 114,020 $ 106,371 $ 32,468 $ 7,330 $ (42,132) $ 218,057 $ (In Thousands) Three Months Ended March 31, 2024 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) 50,529 $ 22,476 $ 26,893 $ 4,209 $ (40,779) $ 63,328 $ Depreciation and amortization 69,874 80,022 4,894 2,592 303 157,685 Adjusted EBITDA 120,403 $ 102,498 $ 31,787 $ 6,801 $ (40,476) $ 221,013 $ (In Thousands) Three Months Ended June 30, 2023 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) 75,408 $ 10,407 $ 28,351 $ 5,052 $ (43,893) $ 75,325 $ Depreciation and amortization 66,038 87,924 4,405 1,356 (25) 159,698 Adjusted EBITDA 141,446 $ 98,331 $ 32,756 $ 6,408 $ (43,918) $ 235,023 $ Reconciliation of Adjusted EBITDA by Segment to Adjusted Operating Income (Loss) by Segment 27 Adjusted EBITDA by segment represents adjusted income (loss) plus depreciation and amortization.

N A B O R S . C O M Three Months Ended June 30 2024 Net cash provided by operating activities $181,659 Add: Capital expenditures, net of proceeds from sales of assets (125,010) Adjusted free cash flow 56,649 $ (In Thousands) Reconciliation of Adjusted Free Cash Flow to Net Cash Provided by Operating Activities 28 Adjusted free cash flow represents net cash provided by operating activities less cash used for capital expenditures, net of proceeds from sales of assets. Management believes that adjusted free cash flow is an important liquidity measure for the company and that it is useful to investors and management as a measure of the company’s ability to generate cash flow, after reinvesting in the company for future growth, that could be available for paying down debt or to return to shareholders through dividend payments or share repurchases. Adjusted free cash flow does not represent the residual cash flow available for discretionary expenditures. Adjusted free cash flow is a non-GAAP financial measure that should be considered in addition to, not as a substitute for or superior to, cash flow from operations reported in accordance with GAAP.

NABORS INDUSTRIES LTD. NABORS.COM NABORS CORPORATE SERVICES 515 W. Greens Road Suite 1200 Houston, TX 77067-4525 @ n a b o r s g l o b a l Contact Us: William C. Conroy, CFA VP - Corporate Development and Investor Relations William.Conroy@nabors.com Kara K. Peak Director - Corporate Development and Investor Relations Kara.Peak@nabors.com